Exhibit 32.02

CERTIFICATION PURSUANT TO
THE SARBANES-OXLEY ACT OF 2002
CHIEF FINANCIAL OFFFICER

I, Vincent De Lorenzo, certify that:

In connection with the Quarterly Report Form 10-Q of Digital Creative Development Corporation for the quarter ending December 31, 2009 (the “Report”), the undersigned officer of the Company, certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

(1)  The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

June 3, 2011	/s/ Vincent De Lorenzo
Vincent De Lorenzo, Chief Financial Officer